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                    AMENDMENT NO. 2 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "AMENDMENT NO. 2"), dated as of February 23, 2001, between ESENJAY EXPLORATION, INC., a Delaware corporation (the "BORROWER"), and DEUTSCHE BANK AG, New York and/or Cayman Islands Branch (the "LENDER"),

                            W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement, dated as of January 25, 2000 (as the same has been from time-to-time amended, hereinafter referred to as the "EXISTING CREDIT AGREEMENT"); and

     WHEREAS, the Borrower has requested that certain amendments be made to the Existing Credit Agreement; and

     WHEREAS, the Lender is willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided; and

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                 ARTICLE I.

                                DEFINITIONS

     SECTION 1.1 CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendment No. 2 shall have the following meanings:

     "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended by this Amendment No. 2.

     SECTION 1.2 OTHER DEFINITIONS. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

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                                   ARTICLE II.

                                  AMENDMENT TO
                            EXISTING CREDIT AGREEMENT

     Effective as of February 23, 2001, the Existing Credit Agreement is amended in accordance with the terms of this ARTICLE II; except as so amended, the Existing Credit Agreement shall continue to remain in all respects in full force and effect.

     SECTION 2.1 AMENDMENT TO SECTION 1.1.

     (a) SECTION 1.1 is hereby amended by deleting the text of the existing definition of "Tranche A Availability Termination Date" and inserting the following definition in its place in SECTION 1.1:

     "TRANCHE A AVAILABILITY TERMINATION DATE" means January 25, 2002.


                                   ARTICLE III.

                          REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to make the amendments provided for in
ARTICLE II, the Borrower hereby

          (a) represents and warrants that the Borrower has full power and authority to execute, deliver and perform its obligations under this Amendment No. 2 and all other Loan Documents delivered to Lender in connection herewith, and this Amendment No. 2 and all such Loan Documents are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

          (b) represents and warrants that each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and Borrower has performed each of the covenants and agreements in the Existing Credit Agreement and the other Loan Documents required to be performed by Borrower as of the date hereof;

          (c) represents and warrants that there is no Default or Event of Default by Borrower or any other Obligor under the Existing Credit Agreement or any other Loan Document and no event exists which, with the giving of notice or the passage


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     of time or both, would give rise to a Default or Event of Default by
     Borrower or any other Obligor under the Existing Credit Agreement or any Loan Document.

                                    ARTICLE IV.

                             CONDITIONS TO EFFECTIVENESS

     SECTION 4.1 EFFECTIVENESS. This Amendment No. 2 shall become effective when the conditions set forth in this SECTION 4.1 have been satisfied:

          (a) EXECUTION OF COUNTERPARTS. The Lender shall have received counterparts of this Amendment No. 2 duly executed and delivered on behalf of the Borrower and the Lender.

          (b) CLOSING FEES, EXPENSES, ETC. The Lender shall have received all reasonable costs and expenses due and payable pursuant to SECTIONS 3.3 and 10.3 of the Existing Credit Agreement, if then invoiced.

          (c) LEGAL DETAILS, ETC. All documents executed or submitted pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Lender and its counsel.


                                       ARTICLE V.

                                     MISCELLANEOUS

     SECTION 5.1 LOAN DOCUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment No. 2 is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lender under the Existing Credit Agreement or any other Loan Document.

     SECTION 5.2 COUNTERPARTS, ETC. This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement with the same effect as if all parties hereto had signed the same signature page. Any signature

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page of this Amendment No. 2 may be detached from any identical counterpart of this Amendment No. 2 having attached to it one or more additional signature pages.

     SECTION 5.3 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT NO. 2 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SECTION 5.4 TITLES AND HEADINGS. The titles and headings of the Sections of this Amendment No. 2 are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment No. 2.

     SECTION 5.5 CHANGES AND MODIFICATIONS IN WRITING. No provision of this Amendment No. 2 may be changed or modified except by an instrument in writing signed by the party against whom enforcement of the change or modification is sought.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                         BORROWER
                                         --------

                                         ESENJAY EXPLORATION, INC., a
                                         Delaware corporation


                                         By:    /s/ David B. Christofferson
                                                ------------------------------
                                         Name:  David B. Christofferson
                                         Title: Senior Vice President


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                                         LENDER

                                         DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCH




                                         By:    /s/ Gregory J. Moroney
                                                ------------------------------
                                         Name:  Gregory J. Moroney
                                         Title: Managing Director



                                         By:    /s/ John H. Honier
                                                ------------------------------
                                         Name:  John H. Honier
                                         Title: Managing Director